FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: October 20, 2004

(Date of earliest event reported)

NISSAN AUTO LEASE TRUST 2004-A

(Issuer with respect to the Notes)

(Exact name of registrant as specified in its charter)

NISSAN AUTO LEASING LLC II

(Originator of the Note Issuer and Transferor of the SUBI Certificate to the Note Issuer)

(Exact name of registrant as specified in its charter)

NILT TRUST

(Transferor of the SUBI Certificate to Nissan Auto Leasing LLC II)

(Exact name of registrant as specified in its charter)

NISSAN-INFINITI LT

(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE	333-118256	Nissan Auto Lease Trust 2004-A
51-6557795
	333-118256-02 333-118256-01 333-118256-03	Nissan Auto Leasing LLC II 95-4885574 NILT Trust 52-6935346 Nissan-Infiniti LT 33-6466449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices of Nissan Auto Lease Trust 2004-A, Nissan Auto Leasing LLC II, NILT
Trust, and Nissan-Infiniti LT)

Registrants’ telephone number, including area code: (310) 719–8583

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

     On October 19, 2004, Nissan Auto Leasing LLC II (“NALL II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into an Underwriting Agreement with J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several underwriters, for the issuance and sale of notes of Nissan Auto Lease Trust 2004-A in the following classes: Class A-1, Class A-2, Class A-3, Class A-4a and Class A-4b (collectively, the “Notes”). The Notes have an aggregate scheduled principal balance of $1,470,000,000. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-1, as amended (File Nos. 333-118256, 333-118256-01, 333-118256-02 and 333-118256-03). It is anticipated that the Notes will be issued on or about October 28, 2004 (the “Closing Date”).

     NILT Inc. will create a special unit of beneficial interest (the “2004-A SUBI”) in specified assets of Nissan-Infiniti LT, including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan vehicles leased under the Leases (the “Leased Vehicles”) and related property pursuant to the Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), dated as of August 26, 1998, by and among NILT Trust, as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “Trustee”), Wilmington Trust Company, as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as it will be supplemented on the Closing Date by a 2004-A SUBI Supplement (the “2004-A SUBI Supplement”). In connection with the creation of the 2004-A SUBI, Nissan-Infiniti LT will issue to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2004-A SUBI (the “2004-A SUBI Certificate”). On the Closing Date, NILT Trust will sell the 2004-A SUBI Certificate to NALL II pursuant to a SUBI Certificate Transfer Agreement by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II will further sell the 2004-A SUBI Certificate to Nissan Auto Lease Trust 2004-A pursuant to a Trust SUBI Certificate Transfer Agreement (the “Trust SUBI Certificate Transfer Agreement”), by and between NALL II, as transferor, and the Trust, as transferee.

     Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated October 19, 2004, by and among NALL II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: October 20, 2004

NISSAN AUTO LEASE TRUST 2004-A

By:	Nissan Auto Leasing LLC II, solely as originator of Nissan Auto Lease Trust 2004-A

	By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

NISSAN AUTO LEASING LLC II

	By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

NILT TRUST

By:	Nissan Motor Acceptance Corporation, solely as grantor and beneficiary

	By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

NISSAN-INFINITI LT

By:	Nissan Motor Acceptance Corporation, solely as originator of Nissan-Infiniti LT

	By:	/s/ Joji Tagawa

Name: Joji Tagawa Title: Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated October 19, 2004, by and among NALL II, NMAC and J.P. Morgan Securities Inc., on behalf of itself and as a representative of the several Underwriters.